UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-21694
                        --------------------------------

                      MELLON OPTIMA L/S STRATEGY FUND, LLC
                      ------------------------------------
               (Exact name of Registrant as specified in charter)

                           BNY Mellon Financial Center
                           One Boston Place, 024-0071
                           Boston, Massachusetts 02108
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                           Christopher P. Harvey, Esq.
                    Wilmer Cutler Pickering Hale and Dorr LLP
                                 60 State Street
                           Boston, Massachusetts 02109
                           ---------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (877) 257-0004
                ------------------------------------------------

                        Date of fiscal year end: March 31
                        ---------------------------------

                    Date of reporting period: March 31, 2008
                     --------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

         The Annual Report to Investors is attached herewith.


                      MELLON OPTIMA L/S STRATEGY FUND, LLC














                           ANNUAL REPORT TO INVESTORS

                        FOR THE YEAR ENDED MARCH 31, 2008

This report and the financial statements contained herein are submitted for the general information of the investors of Mellon Optima L/S Strategy Fund, LLC ("the Fund"). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by the Fund's Confidential Offering Memorandum (the "Offering Memorandum").

Any information in this investor report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. To request a copy of the most recent quarterly holdings report, semi-annual report or annual report, call 1-877-257-0004.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit the SEC's web site at http://www.sec.gov. You may also call 1-877-257-0004 to request a free copy of the proxy voting guidelines.

The Fund is available only to investment management clients of the Management Group of The Bank of New York Mellon Corporation, and only if they have a net worth of more than $1 million and meet other criteria as described in the Offering Memorandum. Interests in the Fund are not freely transferable, however liquidity may be available through repurchase offers made at the discretion of the Board of Directors of the Fund.

As with any speculative investment program, it is possible to incur losses as well as gains through an investment in the Fund. There can be no assurances that the Fund will achieve its objective. The Offering Memorandum contains a more complete description of the risks associates with the Fund. Under no circumstances should a prospective investor elect to invest in the Fund without reviewing the Offering Memorandum.

                      MELLON OPTIMA L/S STRATEGY FUND, LLC


                                                 PORTFOLIO SUMMARY - MARCH 31, 2008
-------------------------------------------------------------------------------------------------------------------------

                                                                                                        PERCENTAGE OF
INVESTMENT FUNDS                                    COST                        VALUE                     NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
Opportunistic                                $       142,612,937          $       167,770,418                      27.4%
Growth                                               153,610,286                  190,372,873                      31.2%
Value                                                133,413,210                  155,592,791                      25.5%
Global                                                65,000,000                   77,605,265                      12.7%
                                             --------------------        ---------------------        -------------------
TOTAL INVESTMENT FUNDS                       $       494,636,433          $       591,341,347                      96.8%
                                             ====================        =====================        ===================


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                      MELLON OPTIMA L/S STRATEGY FUND, LLC


                                              SCHEDULE OF INVESTMENTS - MARCH 31, 2008
-------------------------------------------------------------------------------------------------------------------------

                                                                                             PERCENTAGE OF
INVESTMENT FUNDS                                     COST                  VALUE               NET ASSETS    LIQUIDITY+
-------------------------------------------------------------------------------------------------------------------------
OPPORTUNISTIC
Hunter Global Investors Fund I L.P.             $    22,127,412       $    27,128,658              4.4%      Quarterly
Impala Fund LP                                       22,000,000            24,476,064              4.0%      Quarterly
Karsh Capital II, LP                                 28,125,331            37,206,231              6.1%      Quarterly
Kingdon Associates                                   25,283,055            32,501,779              5.3%      Quarterly
Raptor Global Fund L.P.                              23,077,139            24,219,548              4.0%      Quarterly
Sage Opportunity Fund (QP), L.P.                     22,000,000            22,238,138              3.6%      Quarterly
                                                ----------------      ----------------      ------------
                                                    142,612,937           167,770,418             27.4%
                                                ----------------      ----------------      ------------
GROWTH
Alydar QP Fund, L.P.                                 20,570,236            26,436,004              4.3%      Quarterly
Chilton QP Investment Partners, L.P.                 21,000,000            25,524,805              4.2%      Annually
Fox Point QP Fund, L.P.                              25,000,000            25,788,903              4.2%      Bi-Annually
Highbridge Long/Short Equity Fund, L.P.              21,643,955            32,052,540              5.3%      Quarterly
Intrepid Capital Fund (QP), L.P.                     19,932,041            22,851,521              3.7%      Quarterly
Maverick Fund USA, Ltd.                              22,464,054            26,163,081              4.3%      Annually
Pequot Capital                                       23,000,000            31,556,019              5.2%      Annually
                                                ----------------      ----------------      ------------
                                                    153,610,286           190,372,873             31.2%
                                                ----------------      ----------------      ------------
VALUE
Amici Qualified Associates L.P.                      25,173,447            29,220,300              4.8%      Quarterly
Clovis Capital Partners Institutional, L.P.          25,247,705            30,090,355              4.9%      Quarterly
Delta Institutional, L.P.                            19,624,302            20,130,210              3.3%      Quarterly
Kinetics Institutional Partners, L.P.                22,000,000            26,581,455              4.3%      Quarterly
Shoshone Partners, L.P.                              17,299,000            19,813,400              3.3%      Annually
Thruway Partners, L.P.                               24,068,756            29,757,071              4.9%      Quarterly
                                                ----------------      ----------------      ------------
                                                    133,413,210           155,592,791             25.5%
                                                ----------------      ----------------      ------------
GLOBAL
Asian Century Quest Fund (QP), L.P.                  19,000,000            23,386,868              3.8%      Quarterly
Calypso Qualified Partners, L.P.                     20,500,000            26,517,478              4.4%      Monthly
Lansdowne European Strategic Equity Fund, L.P.       25,500,000            27,700,919              4.5%      Monthly
                                                ----------------      ----------------      ------------
                                                     65,000,000            77,605,265             12.7%
                                                ----------------      ----------------      ------------
TOTAL INVESTMENT FUNDS                              494,636,433           591,341,347             96.8%
                                                ----------------      ----------------      ------------

AFFILIATED INVESTMENT
Dreyfus Institutional Preferred Plus Money
Market Fund                                          15,020,971            15,020,971              2.5%      Daily
                                                ----------------      ----------------      ------------
TOTAL INVESTMENTS                               $   509,657,404           606,362,318             99.3%
                                                ================      ----------------      ------------
ASSETS IN EXCESS OF OTHER LIABILITIES                                       4,092,095              0.7%
                                                                      ----------------      ------------
TOTAL NET ASSETS                                                      $   610,454,413            100.0%
                                                                      ================      ============

+ The Investment Funds provide for periodic redemptions, with lock-up provisions up to two years from initial investment. The liquidity provisions shown in the table apply after any applicable lock-up period.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                      MELLON OPTIMA L/S STRATEGY FUND, LLC

                                                 STATEMENT OF ASSETS AND LIABILITIES
                                                           MARCH 31, 2008
------------------------------------------------------------------------------------------------------------------------

ASSETS
     Investments in funds, at value (Cost at $494,636,433) (Note 2A)                                  $     591,341,347
     Investments in affiliated issuers, at value (Cost at $15,020,971) (Note 2E)                             15,020,971
     Advance investments in funds, at value (Note 4)                                                         22,000,000
     Prepaid expenses                                                                                             3,642
                                                                                                      ------------------
        Total assets                                                                                        628,365,960


     Proceeds from sale of interests received in advance (Note 10)              $    14,335,000
     Payable for repurchase of interests (Note 9)                                     1,664,236
     Accrued investment advisory fees (Note 3)                                        1,521,407
     Accrued accounting and administration fees                                         203,744
     Accrued professional fees                                                          169,070
     Accrued Directors' fees (Note 3)                                                    12,163
     Accrued Chief Compliance Officer fees (Note 3)                                       2,515
     Accrued custody fees (Note 3)                                                        1,267
     Other accrued expenses and liabilities                                               2,145
                                                                                ----------------
        Total liabilities                                                                                    17,911,547
                                                                                                      ------------------

NET ASSETS                                                                                            $     610,454,413
                                                                                                      ==================

INVESTORS' CAPITAL
     Net capital contributions                                                                        $     513,749,499
     Net unrealized appreciation                                                                             96,704,914
                                                                                                      ------------------
INVESTORS' CAPITAL                                                                                    $     610,454,413
                                                                                                      ==================


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                      MELLON OPTIMA L/S STRATEGY FUND, LLC

                                                       STATEMENT OF OPERATIONS
                                                  FOR THE YEAR ENDED MARCH 31, 2008
------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
     Dividend income from affiliated investments (Note 2E)                                              $       863,608

EXPENSES
     Investment advisory fee (Note 3)                                          $       8,958,262
     Accounting, administration and investor services fees                               595,887
     Audit and tax service fees                                                          216,108
     Insurance expense                                                                   166,143
     Legal fees                                                                           45,191
     Directors' fees (Note 3)                                                             54,346
     Chief Compliance Officer fees (Note 3)                                               29,827
     Custody fees (Note 3)                                                                16,342
     Miscellaneous expenses                                                               19,417
                                                                               ------------------
        Total expenses                                                                                       10,101,523
                                                                                                        ----------------
              Net investment loss                                                                            (9,237,915)

REALIZED AND UNREALIZED GAIN
     Net realized gain on portfolio funds sold                                         2,609,722
     Net change in unrealized appreciation
         on investments in portfolio funds                                            20,068,553
                                                                               ------------------
              Net realized and unrealized gain                                                               22,678,275
                                                                                                        ----------------

NET INCREASE IN INVESTORS' CAPITAL DERIVED FROM INVESTMENT OPERATIONS                                   $    13,440,360
                                                                                                        ================


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                      MELLON OPTIMA L/S STRATEGY FUND, LLC


                                             STATEMENTS OF CHANGES IN INVESTORS' CAPITAL
-------------------------------------------------------------------------------------------------------------------------


                                                                                FOR THE                    FOR THE
                                                                              YEAR ENDED                  YEAR ENDED
                                                                            MARCH 31, 2007              MARCH 31, 2008
                                                                       ------------------------      --------------------
INCREASE IN INVESTORS' CAPITAL FROM
INVESTMENT OPERATIONS
    Net investment loss                                                $            (9,237,915)      $        (7,469,697)
    Net realized gain (loss) on portfolio funds sold                                 2,609,722                  (394,450)
    Net change in unrealized appreciation
        on investments in portfolio funds                                           20,068,553                40,347,273
                                                                       ------------------------      --------------------
        Net Increase in Investors' Capital Derived
             from Operations                                                        13,440,360                32,483,126
                                                                       ------------------------      --------------------

CAPITAL TRANSACTIONS
    Proceeds from sale of interests                                                 91,888,500               219,625,250
    Repurchase of interests                                                        (32,744,792)              (17,399,792)
                                                                       ------------------------      --------------------
        Net Increase in Investors' Capital Derived from
             Capital Transactions                                                   59,143,708               202,225,458
                                                                       ------------------------      --------------------

TOTAL INCREASE IN INVESTORS' CAPITAL                                                72,584,068               234,708,584

INVESTORS' CAPITAL
    At beginning of year                                                           537,870,345               303,161,761
                                                                       ------------------------      --------------------
    At end of year                                                     $           610,454,413       $       537,870,345
                                                                       ========================      ====================


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                      MELLON OPTIMA L/S STRATEGY FUND, LLC


                                                        FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------

                                                                                             FOR THE PERIOD
                                                                                              MAY 2, 2005
                                               FOR THE                  FOR THE             (COMMENCEMENT OF
                                              YEAR ENDED               YEAR ENDED          OPERATIONS) THROUGH
                                            MARCH 31, 2008           MARCH 31, 2007           MARCH 31, 2006
                                         ---------------------    -------------------     ---------------------

TOTAL RETURN                                            2.63%                  5.96%                    17.31% (1)
RATIOS TO AVERAGE NET ASSETS:
    Expenses                                            1.71% (2)              1.74% (2)                 1.95% (2)(3)
    Net Investment loss                                (1.56%)                (1.63%)                   (1.80%)(3)
PORTFOLIO TURNOVER RATE                                    4%                     2%                       17% (4)
NET ASSETS, END OF PERIOD (000'S OMITTED)            $610,454               $537,870                  $303,162


    (1) Total return is for the period indicated and has not been annualized.
    (2) Expense ratios of the underlying funds are not included in the expense ratio.
    (3) Annualized.
    (4) Not annualized.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                      MELLON OPTIMA L/S STRATEGY FUND, LLC

                                                       STATEMENT OF CASH FLOWS
                                                  FOR THE YEAR ENDED MARCH 31, 2008
-----------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
  Net increase in investors' capital resulting from operations                                     $     13,440,360
  Adjustments to reconcile net increase in investors' capital from operations to net cash used in operating activities:
      Purchases of long-term investments                                                                (67,000,000)
      Proceeds from sale of long-term investments                                                        23,609,721
      Purchases of short-term investments                                                              (115,414,539)
      Proceeds from sale of short-term investments                                                      114,643,570
      Net realized gain on investments                                                                   (2,609,722)
      Net change in unrealized appreciation on investments                                              (20,068,553)
      Increase in advance investments in funds                                                          (14,000,000)
      Decrease in receivable for investments sold                                                           699,230
      Decrease in prepaid expenses                                                                          166,143
      Increase in accrued investment advisor fees                                                           190,008
      Decrease in accrued professional fees                                                                 (84,490)
      Increase in accrued accounting and administrative fees                                                 65,180
      Increase in accrued Directors' fees                                                                       346
      Decrease in accrued Chief Compliance Officer fees                                                         (47)
      Decrease in accrued custody fees                                                                         (146)
      Decrease in other accrued expense and liabilities                                                      (3,281)
                                                                                                   -----------------
         Net cash used in operating activities                                                          (66,366,220)
                                                                                                   -----------------

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sale of interests                                                                          98,319,500
Repurchase of interests                                                                                 (31,953,280)
                                                                                                   -----------------
         Net cash provided by financing activities                                                       66,366,220
                                                                                                   -----------------

Net change in cash                                                                                               --
                                                                                                   -----------------
Cash at beginning of year                                                                                        --
                                                                                                   -----------------
Cash at end of year                                                                                $             --
                                                                                                   =================


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                      MELLON OPTIMA L/S STRATEGY FUND, LLC

                          NOTES TO FINANCIAL STATEMENTS


(1) ORGANIZATION:

Mellon Optima L/S Strategy Fund, LLC (the "Fund") was organized as a limited liability company under the laws of Delaware on December 14, 2004 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified, management investment company. The Fund commenced operations on May 2, 2005.

The Fund's investment objective is to seek capital appreciation over the long term by attempting to maximize risk-adjusted returns while minimizing volatility and maintaining a low correlation to the S&P 500 Index. The Fund is a fund of hedge funds that seeks to achieve its objective by deploying its assets primarily among a select group of portfolio managers who over time have produced attractive returns principally in the U.S. equity markets by employing an investing style known as "long/short." This style combines long investments with short sales in the pursuit of opportunities in rising or declining markets. Generally, such portfolio managers conduct their investment programs through unregistered investment vehicles and in other registered investment companies (collectively, the "Investment Funds"), in which the Fund invests as a limited partner, member or shareholder along with other investors.

The Fund's Board of Directors (the "Directors") has overall responsibility to manage and control the business affairs of the Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Directors have engaged Mellon Hedge Advisors LLC (the "Adviser"), a Delaware limited liability company, to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund. The Adviser is an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon"), and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser has engaged Optima Fund Management LLC (the "Sub-Investment Adviser"), a registered investment adviser under the Advisers Act, to assist it in performing certain of its duties. BNY Mellon owns indirectly a 14.90% profit interest and a 4.90% voting interest in the Sub-Investment Advisor.

Patrick J. Sheppard (effective August 17, 2007) and Barbara A. McCann (effective October 30, 2007) are no longer officers or directors of the Fund. Effective October 30, 2007, J. David Officer was elected a Director (Chairman), and the President and Chief Executive Officer of the Fund.

Hal McMath (effective  February 1, 2008),  Robert Picard (effective February 19,
2008) and Srinivasan Shivaramakrishnan (effective May 15, 2008) are no longer members of the Investment Committee of the Fund's Sub-Investment Adviser.

Interests are offered solely to eligible investment management clients of the Wealth Management Group of BNY Mellon ("Investors") in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). Initial and additional applications for interests in the Fund by Investors may be accepted at such times as the Fund may determine and are generally accepted monthly. The Fund reserves the right to reject any application for interests in the Fund.

Interests of the Fund are not redeemable. The Fund from time to time may offer to repurchase interests pursuant to written tenders. These repurchases will be made at such times and on such terms as may be determined by the Directors, in their complete and exclusive discretion. The Adviser expects that it will recommend to the Directors that the Fund offer to repurchase interests from Investors twice each calendar year, near mid-year and year-end. Investors can transfer or assign their membership interests only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of an Investor, or
(ii) with the written consent of the Adviser, which may be withheld in its sole and absolute discretion.

                      MELLON OPTIMA L/S STRATEGY FUND, LLC

                          NOTES TO FINANCIAL STATEMENTS


(2) SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF THE FUND AND ITS INVESTMENTS

Net asset value of the Fund is determined by or at the direction of the Adviser as of the close of business at the end of each calendar month and on any other date the Directors may designate in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Directors.

The Directors have approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value. In accordance with these procedures, fair value as of the end of each calendar month and on any other date the Directors may designate ordinarily is the value determined as of such period for each Investment Fund in accordance with the Investment Fund's valuation policies and reported at the time of the Fund's valuation. As a general matter, the fair value of the Fund's interest in an Investment Fund represents the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. All valuations utilize financial information supplied by each Investment Fund and are net of management fees and performance incentive fees or allocations payable to the Investment Funds' managers or pursuant to the Investment Funds' agreements. In the event that an Investment Fund does not report a value to the Fund on a timely basis at the end of each calendar month, the Fund determines the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well any other relevant information available at the time the Fund values its portfolio.

Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and then is valued at amortized cost based on the value on such date unless the Board determines during such sixty-day period that amortized cost does not represent fair value.

B. SECURITIES TRANSACTIONS AND INCOME

Securities transactions are recorded as of the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from Investment Fund transactions are calculated on the average cost basis. The Investment Funds in which the Fund invests do not regularly distribute income and realized gains from their underlying investment activity. Such undistributed amounts are captured in the value of the Investment Funds in the form of unrealized appreciation.

                      MELLON OPTIMA L/S STRATEGY FUND, LLC

                          NOTES TO FINANCIAL STATEMENTS


C. FUND COSTS

The Adviser bore the non-recurring initial offering and organizational costs of the Fund. The Fund bears all expenses incurred in the ongoing business of the Fund including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund's account; legal fees; accounting fees; costs of computing the Fund's net asset value, including valuation services provided by third parties; costs of insurance; a portion, as determined by the Board, of the compensation payable to the Fund's Chief Compliance Officer; certain printing costs; and expenses of meetings of the Board and Investors.

D. INCOME TAXES

The Fund is treated as a partnership for Federal income tax purposes. Accordingly, no provision is made by the Fund for Federal or state income taxes. For income tax purposes, each Investor will be treated as a partner of the Fund and, as such, will be taxed upon its distributive share of each item of the Fund's income, gain, loss and deductions allocated to the Fund (including from investments in other partnerships) for each taxable year of the Fund ending with or within the Investor's taxable year. Each item will have the same character to an Investor, and will generally have the same source (either United States or foreign), as though the Investor realized the item directly. Investors must report these items regardless of the extent to which, or whether, the Fund or Investors receive cash distributions for such taxable year, and thus may incur income tax liabilities unrelated to any distributions to or from the Fund.

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Adoption of FIN 48 is required to be adopted by eligible nonpublic enterprises in annual periods beginning after December 15, 2007. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements.

The cost of investments for Federal income tax purposes is adjusted for items of accumulated taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by the Investment Funds on each calendar year Schedules K-1. The aggregate cost of Investment Funds and the gross unrealized appreciation and depreciation on Investment Funds for federal income tax purposes as of March 31, 2008 are noted below.

Federal tax cost of investment funds           $ 580,731,050
                                           ------------------

Gross unrealized appreciation                    25,631,268
Gross unrealized depreciation                            --
                                           -----------------
Net unrealized appreciation                    $ 25,631,268
                                           =================

                      MELLON OPTIMA L/S STRATEGY FUND, LLC

                          NOTES TO FINANCIAL STATEMENTS


E. SHORT-TERM INVESTMENTS

Short-term investments consist of liquid investments with maturities of less than 90 days. The Fund had $15,020,971 invested in Dreyfus Institutional Preferred Plus Money Market Fund, an affiliated institutional money market fund, including $770,093 of segregated assets, which represents 5% of the value of the June 30, 2007 tender offer. See note 9.

(3) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

The Adviser provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement. Pursuant to that agreement, the Fund pays the Adviser a monthly fee (the "Investment Advisory Fee") at the annual rate of 1.50% of the Fund's average net assets. Pursuant to this agreement the Fund was charged $8,958,262 for the year ended March 31, 2008.

The Fund compensates Mellon Trust of New England, N.A. ("MTNE"), a wholly-owned direct subsidiary of BNY Mellon, under a Custody Agreement to provide custody services for the Fund. In consideration for these services, MTNE earns interest on balances, including disbursement balances and balances arising from purchase and sale transactions, and the Fund reimburses certain of MTNE's expenses. Pursuant to this agreement, the Fund was charged $16,342 for the year ended March 31, 2008.

The Fund has contracted with Mellon Investor Services LLC, a wholly owned subsidiary of BNY Mellon, to provide printing and fulfillment services for the Fund. Pursuant to this agreement, the Fund was charged $11,431 for the year ended March 31, 2008, which is included in miscellaneous expenses on the Statement of Operations.

The Fund reimburses BNY Mellon for a portion of the salary of the Fund's Chief Compliance Officer. Pursuant to this arrangement, the Fund was charged $29,827 for the year ended March 31, 2008. No other director, officer or employee of Mellon Hedge Advisors, LLC or its affiliates receives any compensation from the Fund for serving as an officer or Director of the Fund.

The Fund pays each Director who is not a director, officer or employee of the Adviser or its affiliates (an "Independent Director") an annual retainer and per meeting fees. The Fund also reimburses the Independent Directors for their reasonable out-of-pocket expenses. In addition, the Fund pays the legal fees for the independent counsel of the Independent Directors. The Directors do not receive any pension or retirement benefits from the Fund.

(4) INVESTMENT TRANSACTIONS:

During the year ended March 31, 2008 the Fund had aggregate purchases and proceeds from sales of Investment Funds of $67,000,000 and $23,609,721, respectively.

At March 31, 2008, the Fund had made advances of $2,000,000 to Maverick Fund USA, Ltd. and $20,000,000 to Glenview Institutional Partners, L.P., which were invested in these funds subsequent to March 31, 2008.

                      MELLON OPTIMA L/S STRATEGY FUND, LLC

                          NOTES TO FINANCIAL STATEMENTS


(5) INDEMNIFICATION:

In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, management feels that the likelihood of such an event is remote.

(6) FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK:

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and equity swaps. The Fund's risk of loss in these Investment Funds is limited to the value of these investments as reported by the Fund.

(7) RISK FACTORS:

An investment in the Fund involves a high degree of risk, including the risk that the entire amount invested may be lost. The Fund allocates assets to a select group of portfolio managers and invests in Investment Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counter-party defaults. No guarantee or representation is made that the investment program will be successful.

In order to satisfy certain prohibitions on affiliated transactions imposed by the 1940 Act, the Fund may limit its investment position in any one Investment Fund to less than 5% of the Investment Fund's outstanding voting securities. Alternatively, to facilitate investments in Investment Funds deemed attractive by the Adviser, the Fund may purchase non-voting securities of, or waive its right to vote some or all securities in, certain Investment Funds. In cases where the Fund purchases non-voting securities of, or waives its right to vote securities in, an Investment Fund, the Fund will not be able to vote on matters that required the approval of security holders of the Investment Fund, including matters that may be adverse to the Fund's and its Investors' interests.

(8) ACCOUNTING REQUIREMENTS:

In September 2006, the FASB issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

                      MELLON OPTIMA L/S STRATEGY FUND, LLC

                          NOTES TO FINANCIAL STATEMENTS


(8) ACCOUNTING REQUIREMENTS (CONTINUED):

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161 "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

(9) INTEREST REPURCHASES:

On March 20, 2007, the Fund offered to repurchase up to $30,000,000 in interests in the Fund from Investors at their net asset value as of June 30, 2007. The offer expired by its terms on April 17, 2007. The Fund received and accepted pursuant to this offer tender requests for Fund interests with a value of $14,922,157. The Fund initially paid out 95% of the value of the repurchased interests. The remaining amount will be paid out during June 2008.

On October 3, 2007, the Fund offered to repurchase up to $30,000,000 in interests in the Fund from Investors at their net asset value as of December 31, 2007. The offer expired by its terms on November 1, 2007. The Fund received and accepted pursuant to this offer tender requests for Fund interests with a value of $17,711,820. The Fund initially paid out 95% of the value of the repurchased interests. The remaining amount will be paid out during June 2008.

On March 28, 2008, the Fund offered to repurchase up to $30,000,000 in interests in the Fund from Investors at their estimated net asset value as of June 30, 2008. The offer expired by its terms on April 28, 2008. The Fund received and accepted pursuant to this offer tender requests for Fund interests with an estimated value of $20,076,660. The Fund initially will pay out 95% of the estimated value of the repurchased interests. The remaining amount will be paid out during June 2009.

(10) SUBSEQUENT EVENT:

As of March 31, 2008, the Fund had received in advance proceeds from the sale of interests of $14,335,000, which was credited to Investor's Capital as of April 1, 2008. From April 1, 2008 through May 30, 2008, the Fund received additional contributions from Investors of $7,376,000.

At April  30,  2008,  the Fund had made  advances  of  $10,000,000  to  Glenview
Institutional   Partners,   L.P.  and   redeemed   $14,000,000   from   Kinetics
Institutional Partners, L.P.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Investors of Mellon Optima L/S Strategy Fund, LLC

We have audited the accompanying statement of assets and liabilities of Mellon Optima L/S Strategy Fund, LLC (the "Fund"), including the schedule of investments, as of March 31, 2008, and the related statements of operations for the year then ended, changes in investors' capital for each of the two years in the period then ended, cash flows for the year then ended and the financial highlights for each of the two years in the period then ended and for the period from May 2, 2005 (commencement of operations) to March 31, 2006. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2008, by correspondence with management of the investment funds and the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of Mellon Optima L/S Strategy Fund, LLC at March 31, 2008, the results of its operations for the year then ended, changes in its investors' capital for each of the two years in the period then ended, its cash flows for the year then ended and the financial highlights for each of the two years in the period then ended and for the period from May 2, 2005 (commencement of operations) to March 31, 2006, in conformity with U.S. generally accepted accounting principles.


                                           [Ernst & Young LLP signature Omitted]

New York, New York
May 29, 2008

  FACTORS CONSIDERED BY THE BOARD OF DIRECTORS IN APPROVING ADVISORY AGREEMENTS
                                  (UNAUDITED)

The 1940 Act requires that the Board of Directors, including a majority of its Directors who are not affiliated with the Fund's investment adviser or sub-investment adviser (the "Independent Directors") votingseparately, approve the Fund's investment advisory agreement, sub-investment advisory agreement (together, the "Advisory Agreements") and the related fees on an annual basis. In their most recent deliberations concerning their decision to approve the continuation of the Advisory Agreements, the Board of Directors conducted the review and made the determinations that are described below. In conducting this review and in making such determinations, the Independent Directors received from the Fund's investment adviser, Mellon Hedge Advisors LLC ("MHA" or the "Adviser") and the Fund's sub-investment adviser, Optima Fund Management LLC ("Optima" or the "Sub-Adviser"), a range of information in response to a written request prepared on their behalf by their own legal counsel. The Independent Directors met alone in a private session with their legal counsel on September 27, 2007 to review these materials and to discuss the proposed continuation of the Fund's Advisory Agreements. The entire Board then met on October 30, 2007. Representatives of management attended a portion of the October meeting to provide additional information and to respond to questions and comments arising from the Independent Directors' review of the materials and their deliberations.

The information requested by the Independent Directors and reviewed by the entire Board included:

(i) FINANCIAL AND ECONOMIC DATA: The Adviser's unaudited balance sheet and income statement, as well as a profitability analysis of the Adviser and the Sub-Adviser;

(ii) MANAGEMENT TEAMS AND OPERATIONS: The Adviser's Form ADV, as well as information concerning the Adviser's executive management, investment committee, and overall organizational structure;

(iii) COMPARATIVE PERFORMANCE AND FEES: Analyses prepared by the Adviser regarding the Fund's historical performance, and an analysis of the Fund's management fee and expense ratio compared to a peer group of similar funds selected by the Adviser;

(iv) SPECIFIC FACTS RELATING TO THE FUND: The Sub-Adviser's commentary on the Fund's performance and any material portfolio manager and strategy changes that may have affected the Fund in the prior year; and

(v) OTHER BENEFITS: The benefits flowing to The Bank of New York Mellon Corporation ("BNY Mellon") and its affiliates, including revenues received by BNY Mellon affiliates in consideration of advisory and custodial services provided by such affiliates to the Fund, and information about the ownership of MHA by BNY Mellon and BNY Mellon's profit interest in Optima.

In considering the continuation of the Fund's Advisory Agreements, the Board of Directors, including the Independent Directors, did not identify any single factor as all-important or controlling, and individual Directors did not necessarily attribute the same weight or importance to each factor. The Directors determined that the terms and conditions of the Advisory Agreements and the compensation to the Adviser and Sub-Adviser provided therein were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Directors considered relevant in the exercise of their reasonable judgment. The following summary does not detail all the matters that were considered. Some of the factors that figured prominently in the Directors' determination are described below.

  FACTORS CONSIDERED BY THE BOARD OF DIRECTORS IN APPROVING ADVISORY AGREEMENTS
                                  (UNAUDITED)

NATURE, EXTENT AND QUALITY OF SERVICES

The Board considered the nature, scope and quality of the overall services provided to the Fund by the Adviser and Sub-Adviser. In their deliberations as to the continuation of the Advisory Agreements, the Directors were also mindful of the fact that, by choosing to invest in the Fund, the Fund's investors have chosen to entrust the Adviser, under the supervision of the Board and with the advice of the Sub-Adviser, to manage the portion of their assets invested in the Fund.

Among the specific factors the Board reviewed were the investment management, administrative, compliance and related services provided by the Adviser and the Sub-Adviser. The Board determined that the services provided were of high quality and at least commensurate with industry standards.

The Directors reviewed the background and experience of MHA's investment committee and also met with representatives of the Adviser. The Directors considered the differing scope and nature of the investment management services provided by MHA and Optima, respectively, in analyzing, selecting and monitoring managers of hedge funds and the responsibility of MHA to oversee the performance of Optima. In these discussions, the Board focused in particular on MHA's and Optima's expertise with regard to investment strategies and techniques utilized by hedge funds and managers of hedge funds.

The Board determined that the Adviser and the Sub-Adviser had the expertise and resources to manage the Fund effectively.

INVESTMENT PERFORMANCE

The Board considered the investment performance of the Fund against its benchmark (the HFRX Equity Index), as well as to the S&P 500 Index. The Board was cognizant of the fact that, because the Fund's investment strategy is designed to produce returns largely uncorrelated to those of the broader securities markets, the S&P 500 Index was included to demonstrate the lack of correlation rather than as a strategy benchmark for the Fund.

In considering the Fund's long term performance it was noted that the Fund was the successor to Mellon Hedge Fund I ("MHF"), a common trust fund launched on February 1, 2003 having substantially the same objective and strategies as the Fund and as to which Optima had served as subadviser.

The Board considered the Fund's performance for the one-year, three-year and since inception (February 1, 2003) periods ended June 30, 2007, based on the materials provided to the Board at the September 27, 2007 meeting. The Board found that for the one-year period, the Fund outperformed its benchmark but underperformed the S&P 500 Index (15.20% vs. 14.73% and 20.59%, respectively). The Board noted that if the returns of MHF, the Fund's predecessor, adjusted for Fund expenses, were blended with the Fund's return, the combined MHF/Fund return for the three-year period was above that of its benchmark but below that of the S&P 500 Index (11.22% vs. 7.12% and 11.68%, respectively). The Directors also noted that the combined MHF/Fund return for the since inception period was below that of the S&P 500 Index (11.61% vs. 15.70%). The Directors noted that benchmark data for the since inception period was not available.

  FACTORS CONSIDERED BY THE BOARD OF DIRECTORS IN APPROVING ADVISORY AGREEMENTS
                                  (UNAUDITED)

ADVISORY FEE AND OTHER EXPENSES

The Board also reviewed the advisory fees and expense ratios of the Fund and compared such data with a peer group of similar funds compiled by BNY Mellon. The Board noted that the Fund's contractual advisory fee payable to MHA was 1.50% of the Fund's net assets, and from that fee MHA paid 0.75% to Optima. They also noted that the Fund's expense ratio was 1.74%.

The Board also noted that as investors in a fund of hedge funds, the investors of the Fund would bear not only the fees and expenses of the Fund itself but also indirectly the fees, including asset-based fees and performance-based fees, and other expenses of the hedge funds in which the Fund invests, and may also bear investment advisory fees payable by such investors as clients of BNY Mellon Wealth Management, outside the Fund. Although neither MHA nor Optima has any separate account products utilizing the same strategy, the Board did note that the 1.50% advisory fee payable by the Fund is identical to that payable by a fund of hedge funds that is managed by Optima under a similar mandate as the Fund.

The Board noted that the aggregate fees to be paid to MHA and Optima, while higher than those of a typical registered investment company with a more conventional investment strategy, were fair and reasonable in relation to the nature and quality of the services to be provided by each, and the aggregate fee was fair and reasonable in relation to the fees payable to other managers by other funds of hedge funds having a similar objective and strategy, which, based on the comparative peer group data provided, ranged from 0.85% to 1.99%.

In considering the portions of the total 1.50% advisory fee retained by MHA and paid to Optima, the Board considered that, while BNY Mellon had a 14.9% profit interest and 24.9% voting interest in Optima, the disparate ownership of MHA and Optima indicated an arm's length fee arrangement existed between the two firms. The Board concluded that the allocation of the overall fee was reasonable in relation to the services provided by each firm.

Furthermore, the Board concluded that the Fund's 1.74% actual total expense ratio, while higher than that of a typical registered investment company with a more conventional investment strategy, was reasonable in relation to that of the other funds of hedge funds in the peer group presented, which ranged from 1.41% to 3.03% before giving effect to applicable expense limitations and from 1.24% to 2.42% after giving effect to applicable expense limitations.

THE ADVISER'S PROFITABILITY

The Independent Directors considered each of MHA's and Optima's profitability in managing and sub-advising, respectively, the Fund as well as the different methodology used to compute such profitability with respect to each firm, and the various direct and indirect expenses incurred by MHA and Optima in these roles. In considering Optima's profitability, the Independent Directors considered the fact that the data presented reflected the application of Optima's overall operating margin to its sub-advisory fee in the absence of a fund-specific profitability analysis from Optima. The Independent Directors determined that each firm's profitability in their respective roles with the Fund was reasonable. The Directors noted that they intend to monitor annually the profitability of MHA and Optima.

  FACTORS CONSIDERED BY THE BOARD OF DIRECTORS IN APPROVING ADVISORY AGREEMENTS
                                  (UNAUDITED)

ECONOMIES OF SCALE

The Board also considered the extent to which economies of scale might be realized as the Fund grows. The Independent Directors concluded that, at existing asset levels and considering current assets growth projections and management's earlier statements concerning an anticipated maximum Fund asset size, the implementation of fee breakpoints or other fee reductions was not necessary at this time.

OTHER BENEFITS

The Board also considered the additional benefits flowing to BNY Mellon as a result of its relationship with the Fund, including potential incremental growth in the business of BNY Mellon Wealth Management as a result of the availability of the Fund as an additional product within that business, revenues received by BNY Mellon affiliates in consideration of advisory and custodial services provided by such affiliates to the Fund, and BNY Mellon's 14.9% share of profits derived from the sub-advisory fees payable by the Fund. In each case, such affiliates were selected by the Board on the basis of a comparative analysis of their capabilities and fees relative to those of unaffiliated competitors.

The Board considered the fact that BNY Mellon operates businesses other than the Fund, some of which businesses share personnel, office space and other resources and that these were a component of the profitability analysis provided. The Board also considered the intangible benefits that accrue to BNY Mellon and its affiliates by virtue of its relationship with the Fund.

                                      * * *

The foregoing factors were among those weighed by the Directors in determining that the terms and conditions of the Fund's Advisory Agreements and the compensation to the Adviser and Sub-Adviser provided therein are fair and reasonable and, thus, in approving the continuation of the Advisory Agreements for a one-year period.

DIRECTORS AND OFFICERS (UNAUDITED)

The following table lists the Fund's directors and officers; their ages, addresses and dates of birth; their position(s) with the Fund; the length of time holding such position(s) with the Fund; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration  paid  as of the  period  ended  September  30,  2007.  The  Fund's
Confidential Offering Memorandum includes additional information about the Fund's directors and is available, without charge to qualified clients of BNY Mellon Wealth Management, upon request by writing Mellon Optima L/S Strategy Fund, LLC at One Boston Place, Suite 024-0071, Boston, MA 02108 or calling toll free 1-877-257-0004.

INDEPENDENT DIRECTORS

                                                                                        NUMBER OF       OTHER
                                                                                       PORTFOLIOS    DIRECTORSHIPS
                                                  TERM OF                               IN FUND        HELD BY          DIRECTOR
                              POSITION (S)   OFFICE AND                                 COMPLEX       DIRECTOR        REMUNERATION
NAME (AGE), ADDRESS AND         HELD WITH     LENGTH OF    PRINCIPAL OCCUPATION(S)     OVERSEEN     OUTSIDE FUND      (PERIOD ENDED
DATE OF BIRTH                     FUND       TIME SERVED     DURING PAST 5 YEARS      BY DIRECTOR      COMPLEX       MARCH 31, 2008)
----------------------------- -------------- ------------ --------------------------- ------------ ---------------- ----------------
Samuel C. Fleming (67)          Director       Term -     Chairman Emeritus,              17            None             $13,000
61 Meadowbrook Road                          Indefinite   Decision Resources, Inc.
Weston, MA  02493                             Length -    ("DRI") (biotechnology
9/30/40                                        Since      research and consulting
                                              Inception   firm); formerly Chairman
                                                          of the Board and Chief
                                                          Executive Officer, DRI

Benjamin M. Friedman (63)       Director       Term -     William Joseph Maier            17            None             $13,000
c/o Harvard University                       Indefinite   Professor of Political
Littauer Center 127                           Length -    Economy, Harvard
Cambridge, MA  02138                           Since      University
8/5/44                                        Inception

                                Director       Term -     Trustee, Mertens House,         17            None             $13,000
John H. Hewitt (73)                          Indefinite   Inc., (hospice)
P.O. Box 2333                                 Length -
New London, NH  03257                          Since
4/11/35                                       Inception

Caleb Loring III (64)           Director       Term -     Trustee, Essex Street           17            None             $15,000
c/o Essex Street Associates                  Indefinite   Associates, (family
P.O. Box 5600                                 Length -    investment trust office)
Beverly, MA 01915                              Since
11/14/43                                     Inception

INTERESTED DIRECTOR
J. David Officer (59)
The Dreyfus Corporation         Director       Since      Director, Vice Chairman and     17            None               $0
200 Park Ave., 55th Floor     (Chairman),      2008       Chief Operating Officer of
New York, NY 10166             President                  The Dreyfus Corporation;
8/24/48                        and Chief                  Executive Vice President of
                               Executive                  The Bank of New York Mellon
                                Officer                   Corporation; and Director
                                                          and President of MBSC
                                                          Securities Corporation

PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS

NAME (AGE), ADDRESS AND                  POSITION(S)       TERM OF OFFICE AND            PRINCIPAL OCCUPATION(S)
DATE OF BIRTH                          HELD WITH FUND     LENGTH OF TIME SERVED            DURING PAST 5 YEARS
------------------------------------ -------------------- ---------------------- ----------------------------------------
Steven M. Anderson (42)                Vice President,      Term - Indefinite    Vice President and Mutual Funds
BNY Mellon Asset Management             Treasurer and        Length - Since      Controller, BNY Mellon Asset
One Boston Place                       Chief Financial          Inception        Management; formerly Assistant Vice
Boston, MA  02108                          Officer                               President and Mutual Funds Controller,
7/14/65                                                                          Standish Mellon Asset Management
                                                                                 Company, LLC

Jessica A. Drislane (36)               Vice President       Term - Indefinite    First Vice President, Director of
BNY Mellon Wealth Management                                 Length - Since      Hedge Fund Strategies, BNY Mellon
One Boston Place                                                June 2005        Wealth Management and Vice President,
Boston, MA  02108                                                                Mellon Hedge Advisors, LLC; formerly,
4/30/72                                                                          Founder and Chief Investment Officer,
                                                                                 Hub Capital Management and Principal,
                                                                                 Capital Resource Partners, LLC

Ridgway H. Powell (44)                 Vice President       Term - Indefinite    First Vice President of BNY Mellon
BNY Mellon Wealth Management                                 Length - Since      Wealth Management and Vice President
One Boston Place                                                June 2005        of Mellon Hedge Advisors, LLC;
Boston, MA  02108                                                                formerly Head of Taxable Fixed Income
11/5/63                                                                          Desk, BNY Mellon Wealth Management.


Denise B. Kneeland (56)                Assistant Vice       Term - Indefinite    First Vice President and Manager,
BNY Mellon Asset Management               President          Length - Since      Mutual Funds Operations, BNY Mellon
One Boston Place                                                Inception        Asset Management; formerly Vice
Boston, MA  02108                                                                President and Manager, Mutual Fund
8/19/51                                                                          Operations, Standish Mellon Asset
                                                                                 Management Company, LLC

Mary T. Lomasney (51)                 Chief Compliance      Term - Indefinite    First Vice President, BNY Mellon Asset
BNY Mellon Asset Management                Officer           Length - Since      Management and Chief Compliance
One Boston Place                                                Inception        Officer, Mellon Institutional Funds;
Boston, MA  02108                                                                formerly Director, Blackrock, Inc.,
4/8/57                                                                           Senior Vice President, State Street
                                                                                 Research & Management Company ("SSRM")
                                                                                 and Vice President, SSRM

ITEM 2.  CODE OF ETHICS.

         On February 22, 2005, the Registrant adopted a Code of Ethics, as defined in Item 2(b) of Form N-CSR that applies to the Principal Executive Officer and Principal Financial Officer. For the fiscal year ended March 31, 2008, there were no substantive amendments to a provision of the Code of Ethics nor were there any waivers granted from a provision of the Code of Ethics to the Registrant's Principal Executive Officer or Principal Financial Officer that relates to any element of the definition of code of ethics as enumerated in Item 2(b) of Form N-CSR. A copy of the Registrant's Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer is filed as an exhibit to this Form N-CSR under Item 12(a)(1).

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Registrant's Board of Directors has determined that the Registrant has more than one audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. The audit committee financial experts serving on the Registrant's audit committee are John
         H. Hewitt and Caleb Loring III, both of whom are "independent" pursuant to paragraph (a)(2) of Item 3 of Form N-CSR. Mr. Hewitt served at Morgan Stanley as a securities analyst and also in a supervisory role regarding analysis. He has held a chartered financial analyst designation, as well as a master's degree in business administration from Harvard University. He has been a member of the Registrant's audit committee since its inception. Mr. Loring served as an executive in the commercial lending division of the Bank of Boston, N.A., performing and supervising credit analyses and reviewing financial statements of potential and existing borrowers. Also, Mr. Loring has served as a private trustee in the Ayer Family Office, where his duties involve financial statement analysis. He has been a member of the Registrant's audit committee since its inception, and has served on the audit committees of several privately held companies.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(A) AUDIT FEES: The aggregate fees billed or accrued for professional services rendered by the principal accountant, Ernst & Young LLP, for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings for the fiscal years ended March 31, 2008 and 2007 were $64,224 and $62,300, respectively.

(B) AUDIT RELATED FEES: The aggregate fees billed for the fiscal years ended March 31, 2008 and 2007 for assurance and related services by Ernst & Young LLP that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $5,276 and $5,200, respectively. The nature of the services comprising the fees disclosed under this
         Item include: the examination of compliance with requirements of Rule 17f-2 of the Investment Company Act of 1940.

(C) TAX FEES: The aggregate fees billed for the fiscal years ended March 31, 2008 and 2007 for professional services rendered by Ernst & Young LLP for tax compliance, tax advice, and tax planning were $60,000 and $153,694. Services rendered included the preparation of U.S. federal, state and local tax returns.

(D) ALL OTHER FEES: No such fees were billed to the Registrant by Ernst & Young LLP for the fiscal years ended March 31, 2008 and 2007.

(E) (1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant's audit committee pre-approves all audit and non-audit services to be performed by the Registrant's accountant before the accountant is engaged by the Registrant to perform such services.

         (2) 100% of the services  described in each of  paragraphs  (b) through
         (d) of this Item 4 were pre-approved by the Registrant's audit committee before the accountant was engaged by the Registrant to perform such services.

(F)      Not applicable.

(G) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment advisers, and any entity controlling, controlled by or under common control with the advisers that provides ongoing services to the Registrant for the fiscal years ended March 31, 2008 and 2007 were $2,263,238 and $722,002, respectively.

(H) Because all of the non-audit services rendered to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were pre-approved by the Registrant's audit committee of the Board of Directors and no such non-audit services were not pre-approved, the audit committee was not asked to consider whether the provision of non-audit services rendered to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved by the Registrant's audit committee is compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable to the Registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS

         (a) The Schedule of Investments in securities of unaffiliated issuers is included as part of the Annual Report to Investors filed under
              Item 1 of this Form N-CSR.

         (b)      Not applicable to this filing.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         The Proxy Voting Policies are as follows:

         ------------------------------------------ ----------------------------
         MELLON HEDGE ADVISORS, LLC
         POLICIES AND PROCEDURES
         ------------------------------------------ ----------------------------
         CHAPTER:                                   DOCUMENT NUMBER:
         PROXY VOTING                               504
         ------------------------------------------ ----------------------------
         SECTION:                                   ISSUED/REVISED DATE:
                                                    02/10/2005
         ------------------------------------------ ----------------------------
         SUBJECT:                                   PAGE NUMBER:
                                                    4
         ------------------------------------------ ----------------------------
         ISSUING DEPARTMENT:                        RESPONSIBLE DEPARTMENT:
         COMPLIANCE                                 INVESTMENT COMMITTEE
         ------------------------------------------ ----------------------------


         BACKGROUND: Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

         Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

         REFERENCE: Rules 206(4)-6 and 204-2 under The Investment Advisers Act of 1940.

         POLICY: Mellon Hedge Advisors, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

         RESPONSIBILITY: The Investment Committee has the responsibility for the implementation and monitoring of our proxy voting policy and practices.

         The Chief Compliance Officer has the responsibility to ensure that the firm's proxy voting policy is properly disclosed to its clients.

         PROCEDURES: Mellon Hedge Advisors has adopted procedures to implement the firm's policy and reviews to monitor and insure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

         VOTING PROCEDURES

         o All employees will forward any proxy materials received on behalf of clients to an authorized investment manager;
         o The authorized investment manager will determine which client accounts hold the security to which the proxy relates;
         o Absent material conflicts, the authorized investment manager will determine how Mellon Hedge Advisors should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.

         DISCLOSURE

         o Mellon Hedge Advisors will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Mellon Hedge Advisors voted a client's proxies, and that clients may request a copy of these policies and procedures.
         o The authorized investment manager will also send a copy of this summary to all existing clients who have previously received Mellon Hedge Advisors' Disclosure Document; or the authorized investment manager may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

         CLIENT REQUESTS FOR INFORMATION

         o All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to an authorized investment manager.
         o In response to any request the authorized investment manager will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Mellon Hedge Advisors voted the client's proxy with respect to each proposal about which client inquired.

         VOTING GUIDELINES

         o In the absence of specific voting guidelines from the client, Mellon Hedge Advisors will vote proxies in the best interests of each particular client. Mellon Hedge Advisors' policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Mellon Hedge Advisors' voting authority in the same manner that they may place such restrictions on the actual selection of account securities.
         o Mellon Hedge Advisors will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditor's non-audit services.

         o Mellon Hedge Advisors will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.
         o In reviewing proposals, Mellon Hedge Advisors will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer's business practices.

         CONFLICTS OF INTEREST

         o Mellon Hedge Advisors will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Mellon Hedge Advisors with the issuer of each security to determine if Mellon Hedge Advisors or any of its employees has any financial, business or personal relationship with the issuer.
         o If a material conflict of interest exists, the Chief Compliance Officer will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.
         o Mellon Hedge Advisors will maintain a record of the voting resolution of any conflict of interest

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGERS: The table below provides information concerning the persons employed by Mellon Hedge Advisors, LLC, the Registrant's investment adviser (the "Adviser") and Optima Fund Management LLC, the Registrant's sub-investment adviser (the
         "Sub-Investment Adviser") who are primarily responsible for the day-to-day management of the Registrant's portfolio by virtue of their membership on the investment committee of their respective firms (each, an "Investment Committee"). All information provided in the table is as of March 31, 2008. No single individual has exclusive responsibility for investment recommendations or decisions concerning the Registrant.

THE ADVISER

------------------------------------ --------------------------------------------------------------------------------------
                NAME                          TITLE, LENGTH OF SERVICE AND BUSINESS EXPERIENCE IN LAST FIVE YEARS
------------------------------------ --------------------------------------------------------------------------------------
David M. Breitwieser                  Vice President, BNY Mellon Wealth Management Group (since 1997). Senior Director --
                                      Portfolio Management, Fort Lauderdale (since 2001). Member of Investment Strategy
                                      Committee (since 2003). Vice President, Mellon Hedge Advisors. LLC (since 2005).
------------------------------------ --------------------------------------------------------------------------------------
Jessica A. Drislane                   First Vice President, BNY Mellon Wealth Management Group (since 2005). Vice
                                      President, Mellon Hedge Advisors, LLC (since 2006). Principal of Hub Capital
                                      Management (2004 to 2005); Vice President of Capital Resource Partners (2002
                                      to 2004).
------------------------------------ --------------------------------------------------------------------------------------
Joseph A. Fernandez                  First Vice President of BNY Mellon Wealth Management Group (since 2007), Vice
                                     President (2004 to 2007). Vice President, Mellon Hedge Advisors, LLC (since 2005).
                                     Member of the Strategic Acquisitions Group (1998 to 2003).
------------------------------------ --------------------------------------------------------------------------------------
Robin J. Kalota                       First Vice President of BNY Mellon Wealth Management Group. Senior Director --
                                      Portfolio Management, Newport Beach (since 1997). Vice President, Mellon Hedge
                                      Advisors, LLC (since 2005).
------------------------------------ --------------------------------------------------------------------------------------
Ridgway H. Powell                     First Vice President of BNY Mellon Wealth Management Group (since 1998). Vice
                                      President, Mellon Hedge Advisors, LLC (since 2005).  Head of the Taxable Fixed
                                      Income Desk (1993 to 1998).
------------------------------------ --------------------------------------------------------------------------------------
Steven H. Reiff                       Senior Vice President, BNY Mellon Wealth Management (since 1999). National
                                      Director, Wealth Management (since 2006).  Vice President, Mellon Hedge Advisors,
                                      LLC (since 2005). Managing Director of Mellon, The Family Office (2002 to 2005).
                                      Managing Director of Wealth Strategies (1999 to 2002).
------------------------------------ --------------------------------------------------------------------------------------
Christopher E. Sheldon                Senior Vice President, BNY Mellon Wealth Management and Director of Investment
                                      Strategy (since 2003). Vice President, Mellon Hedge Advisors, LLC (since 2005).
                                      Managing Director of Portfolio Management - West Coast (1998 to 2003).
------------------------------------ --------------------------------------------------------------------------------------




THE SUB-INVESTMENT ADVISER

------------------------------------ --------------------------------------------------------------------------------------

                NAME                          TITLE, LENGTH OF SERVICE AND BUSINESS EXPERIENCE IN LAST FIVE YEARS
------------------------------------ --------------------------------------------------------------------------------------
Dixon Boardman                        Managing Member, Optima Fund Management LLC (since 1988), New York, NY. Senior
                                      Vice President, UBS Financial Services Inc. (1988 to 2005), New York, NY.
------------------------------------ --------------------------------------------------------------------------------------
Thomas Gimbel                         Executive Managing Director, Optima Fund Management LLC (since 2004). New York,
                                      NY. Managing Director, Credit Suisse Asset Management (2000 to 2004) New York, NY.
                                      Managing Director, DLJ Asset Management (acquired by Credit Suisse), (1999 to
                                      2000), New York, NY.
------------------------------------ --------------------------------------------------------------------------------------
Geoffrey Lewis                        Chief Financial Officer, Optima Fund Management LLC (since 1989), New York, NY.
------------------------------------ --------------------------------------------------------------------------------------
Fabio Savoldelli                      Chief Global Strategist,  Managing  Director,  Optima Fund Management LLC (since
                                      2007), New York, NY. Chief Investment Officer, Merrill Lynch Investment Managers
                                      Alternative Strategies (1996 - 2007), New York, NY.

------------------------------------ --------------------------------------------------------------------------------------
Johnny Yee                            Managing Director, Optima Fund Management LLC (since 2001), New York, NY.
                                      Associate-Equity Research, Thomas Weisel Partners (2000 to 2001), San Francisco, CA.
                                      Associate-Financial Services and Health Services, Group Booz Allen and Hamilton
                                      (1998 to 2000), New York, NY.
------------------------------------- ------------------------------------------------------------------------------------
Robert Phillips                       Managing Director and Deputy Chief Investment Officer, Optima Fund Management LLC
                                      (June 2008), New York, NY.  Director, Global Strategy Head - Equity, Long/Short,
                                      Union Bancare Privee (UBP) Asset Management (2006 to 2008), New York, NY.
                                      Director, Strategy Head - Equity, Long/Short, Merrill Lynch Investment Managers
                                      (2004 to 2006), New York, NY.  Vice President, Senior Research Analyst, Starview
                                      Capital Management (2003 to 2004), New York, NY.  Associate, Banc of America
                                      Securities (2002 to 2002), New York, NY.

------------------------------------ --------------------------------------------------------------------------------------

(A)(2)(I)-(III) OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS:

         The table below indicates for each member of the Investment Committee of the Adviser and the Sub-Investment Adviser information about the other accounts over which such person has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of March 31, 2008. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

THE ADVISER

------------------------------------ --------------------------------------------------------------------------------------

NAME                                  OTHER ACCOUNTS MANAGED THE PORTFOLIO MANAGERS
------------------------------------ --------------------------------------------------------------------------------------
David M. Breitwieser                  Other Registered Investment Companies: None.
                                      Other Pooled Investment Vehicles: None.
                                      Other Accounts: 202 accounts with total assets of approximately $534 million.
------------------------------------ --------------------------------------------------------------------------------------
Jessica A. Drislane                   Other Registered Investment Companies: None.
                                      Other Pooled Investment Vehicles: None.
                                      Other Accounts: None.
------------------------------------ --------------------------------------------------------------------------------------
Joseph A. Fernandez                   Other Registered Investment Companies: None.
                                      Other Pooled Investment Vehicles: None.
                                      Other Accounts: 220 accounts with total assets of approximately $457 million.
------------------------------------ --------------------------------------------------------------------------------------
Robin J. Kalota                       Other Registered Investment Companies: None.
                                      Other Pooled Investment Vehicles: None.
                                      Other Accounts: 220 accounts with total assets of approximately $575 million.
------------------------------------ --------------------------------------------------------------------------------------
Ridgway H. Powell                     Other Registered Investment Companies: None.
                                      Other Pooled Investment Vehicles: None.
                                      Other Accounts: 243 accounts with total assets of approximately $741 million.
------------------------------------ --------------------------------------------------------------------------------------
Steven H. Reiff                       Other Registered Investment Companies: None.
                                      Other Pooled Investment Vehicles: None.
                                      Other Accounts: None.
------------------------------------ --------------------------------------------------------------------------------------
Christopher E. Sheldon                Other Registered Investment Companies: None.
                                      Other Pooled Investment Vehicles: None.
                                      Other Accounts: None.
------------------------------------ --------------------------------------------------------------------------------------




The Adviser receives no fees based on the investment performance of any account.

THE SUB-INVESTMENT ADVISER

------------------------------------- ------------------------------------------------------------------------------------

NAME                                  OTHER ACCOUNTS MANAGED THE PORTFOLIO MANAGERS
------------------------------------- ------------------------------------------------------------------------------------
Dixon Boardman                        Other Registered Investment Companies:  None.
                                      Other Pooled Investment Vehicles:  29 entities with total assets of approximately
                                      $3.261 billion.
                                      Other Accounts: None.
------------------------------------- ------------------------------------------------------------------------------------
Thomas Gimbel                         Other Registered Investment Companies:  None.
                                      Other Pooled Investment Vehicles:  29 entities with total assets of approximately
                                      $3.261 billion.
                                      Other Accounts:  None.
------------------------------------- ------------------------------------------------------------------------------------
Geoffrey Lewis                        Other Registered Investment Companies:  None.
                                      Other Pooled Investment Vehicles:  29 entities with total assets of approximately
                                      $3.261 billion.
                                      Other Accounts: None.
------------------------------------- ------------------------------------------------------------------------------------
Fabio Savoldelli                      Other Registered Investment Companies:  None
                                      Other Pooled Investment Vehicles:  29 entities with total assets of approximately
                                      $3.261 billion.
                                      Other Accounts:  None.
------------------------------------- ------------------------------------------------------------------------------------
Johnny Yee                            Other Registered Investment Companies:  None.
                                      Other Pooled Investment Vehicles:  29 entities with total assets of approximately
                                      $3.261 billion.
                                      Other Accounts:  None.
------------------------------------- ------------------------------------------------------------------------------------
Robert Phillips                       Other Registered Investment Companies:  None.
                                      Other Pooled Investment Vehicles:  29 entities with total assets of approximately
                                      $3.261 billion.
                                      Other Accounts: None.

------------------------------------- ------------------------------------------------------------------------------------

The Sub-Investment Adviser receives a fee based upon the investment performance of:

    o    No Registered Investment Companies.
    o 29 Other Pooled Investment Vehicles with total assets of $3.261 billion.
    o    No Other Accounts.

(A)(2)(IV) CONFLICTS OF INTEREST:

         When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise in this context are discussed below. For the reasons outlined below, the Registrant does not believe that any material conflicts are likely to arise out of the Investment Committees' members' responsibility for the management of the Registrant as well as one or more other accounts. The Adviser and the Sub-Investment Adviser have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs.

         Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

         A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply. For example, an Investment Fund manager may inform the Adviser or Sub-Investment Adviser that the Investment Fund will accept only a specified aggregate investment from the firm, due to investment capacity constraints or other reasons. If the Adviser or Sub-Investment Adviser were to allocate a disproportionate amount of the investment opportunity to one or more accounts, and the Investment Fund outperformed other investments, the accounts participating on a disproportionate basis would outperform the remaining accounts and the remaining accounts would be disadvantaged. The Adviser generally does not invest the assets of any clients other than the Registrant in the types of Investment Funds in which the Registrant will invest. Although the Sub-Investment Adviser will invest assets of other clients in such Investment Funds, the Sub-Investment Adviser has policies that require a portfolio manager to allocate all investment opportunities in which the Registrant might invest in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives, subject to differences and exceptions resulting from consideration of the factors described below

         Conversely, a portfolio manager could favor one account over another in the amounts or the sequence in which orders to redeem interests in Investment Funds are placed. If a portfolio manager determines that a particular Investment Fund in which client accounts are invested is underperforming, its investment strategy is out of favor or the Investment Fund is otherwise no longer a desirable investment, but that Investment Funds imposes restrictions as to the amount it can or will redeem, the portfolio manager may not be able to redeem the desired amount as to each client. If the portfolio manager were to place redemption orders in disproportionate amounts for one or more clients or place certain redemption orders ahead of others (requiring others to wait until the next liquidation date), the remaining clients may be disadvantaged. When a portfolio manager, due to investment outlook, intends to redeem interests in an Investment Fund for more than one account, the policies of the Adviser and the Sub-Investment Adviser generally require that such orders be placed proportionately and at the same time, again subject to differences and exceptions as described below.

         In order to ensure that the Sub-Investment Adviser will fairly allocate investment opportunities among its clients taking into account the legitimate needs and circumstances of each client, the Sub-Investment Adviser's Investment Policy Committee and Portfolio Committee will consider the following factors, among other things, in allocating investment opportunities among clients, which factors may indicate the need for exceptions from a strict pro rata allocation: (i) any specific client requirements for underlying liquidity; (ii) client requirements for specific asset allocation; (iii) the imposition of penalty fees associated with withdrawal from such an investment in light of anticipated client liquidity needs or events; (iv) specific client requests to invest with a particular manager or to not invest with such a manager; (v) client cash inflows and outflows and available cash balances; (vi) the time of entry of such an investment opportunity;
         (vii) portfolio construction constraints; (viii) materiality of position; (ix) a client's ERISA status, if applicable, and the existence of limitations at the Investment Fund level on investments by ERISA plans; and (x) specific client requirements to hold an actual meeting with underlying managers (which may result in a delay in making the implementation of a particular investment for such a client). In instances of limited manager capacity, the Sub-Investment Adviser will allocate such investment opportunities among clients as fairly as possible within specific client constraints.

         A portfolio manager might have an incentive to favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser or the Sub-Investment Adviser receives a performance-based advisory fee as to one account but not another, the portfolio manager may favor the account subject to the performance fee, whether or not the performance of that account directly determines the portfolio manager's compensation. See "Compensation of Portfolio Managers" below for a description of the structure of the compensation arrangements of the members of the Investment Committee of each firm. The Adviser charges no performance based advisory fees on any clients account. The Sub-Investment Adviser receives performance fees with respect to several accounts other than the Registrant. As noted above, however, both the Adviser and the Sub-Investment Adviser have policies designed to ensure equitable treatment of accounts, regardless of performance fees.

         A portfolio manager might also seek to favor an account: a) if the portfolio manager has a beneficial interest in the account, b) in order to benefit a large client or c) to compensate a client that previously had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Adviser or the Sub-Investment Adviser imposes certain trading restrictions and reporting requirements as to accounts in which a portfolio manager or certain family members have a personal interest in order to assist these firms in monitoring any such conflicts and to seek to ensure that such accounts are not favored over other accounts. In addition, both firms monitor dispersion of performance between similar accounts and seek to identify the reasons for such dispersion.

(A)(3)   COMPENSATION OF PORTFOLIO MANAGERS:

         The Adviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals and seeks to align the financial interests of the investment professionals with those of the Adviser. This is achieved, among other means, through incentive payments based in part upon their respective firm's financial performance.

         COMPENSATION OF THE ADVISER'S PORTFOLIO MANAGERS.

         The Adviser has no employees of its own. All members of the Adviser's Investment Committee are employed and compensated by affiliates of The Bank of New York Mellon Corporation ("BNY Mellon"). Compensation arrangements of these investment professionals are determined on the basis of the investment professional's overall services to the Adviser and one or more other BNY Mellon affiliated entities and not on the basis of any specific funds or accounts managed by these investment professionals. The structure of compensation of all of the members of the Adviser's Investment Committee is currently comprised of the following basic components: base salary and participation in an annual bonus plan, as well as customary benefits that are offered generally to all full-time employees of BNY Mellon affiliated investment firms. In addition, all members of the Adviser's Investment Committee may also receive options of common shares or restricted stock of common shares of BNY Mellon. The following describes each component of the compensation package of the members of the Adviser's Investment
         Committee:

         1. BASE SALARY. Base compensation is fixed and normally reevaluated on an annual basis. Base compensation is a significant component of an investment professional's overall compensation. BNY Mellon affiliates seek to set compensation at competitive market rates, taking into account the experience and responsibilities of the investment professional.

         2 ANNUAL BONUS PLAN. Under the annual bonus plan, investment professionals are eligible for an annual bonus, which is a function both of the size of the overall bonus pool for such year and of factors specific to each individual. The size of the overall bonus pool is determined by the financial performance of BNY Mellon overall and the investment business of BNY Mellon's Wealth Management division. In the case of all members of the Investment Committee, the size of an individual's participation in such bonus pool is determined by reference to: (i) the person's base salary, and (ii) the achievement of certain previously prescribed professional goals and objectives, none having to do with the investment performance of a specific account or group of accounts. Any bonus under the plan is completely discretionary.

         3. STOCK AWARDS. Investment professionals may receive options to purchase shares of stock of BNY Mellon, the parent company of the Adviser. Such options permit the investment professional to purchase a specified amount of stock at the strike price which is the fair market value on the date of grant. The option will vest over a set period and must be exercised within a ten-year period from the date of grant. Investment professionals may also receive restricted stock as part of their compensation. If granted, restricted stock normally vests ratably over a period of generally three years, although the time period could vary. In the case of either options or restricted stock, if an employee leaves before vesting, the unvested options or stock are forfeited.

         COMPENSATION OF THE SUB-INVESTMENT ADVISER'S PORTFOLIO MANAGERS.

         The Sub-Investment Adviser's compensation arrangements with investment professionals are determined on the basis of the investment professional's overall services to the Sub-Investment Adviser and not on the basis of specific funds or accounts managed by the investment professional. At the Sub-Investment Adviser, the structure of compensation of investment professionals is currently comprised of the following basic components: base salary and an annual investment bonus plan as well as customary benefits that are offered generally to all full-time employees of the Sub-Investment Adviser. In addition, Messrs. Boardman and Lewis are equity owners of the parent company of the Sub-Investment Adviser. Mr. Gimbel participates in a stock option program. The following describes each component of the compensation package for the members of the Sub-Investment Adviser's Investment
         Committee:

         1. BASE SALARY. Base compensation is fixed and normally reevaluated on an annual basis. The Sub-Investment Adviser considers base compensation a significant component of an investment professional's overall compensation and seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

         2. INVESTMENT BONUS PLAN. Under the Sub-Investment Adviser's plan, members of the Investment Committee are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the adviser and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

              (I) INVESTMENT PERFORMANCE:Although no one individual employed by the Sub-Investment Adviser has exclusive responsibility as to any specific account, the investment performance of all accounts as to which the Investment Committee has day-to-day responsibility over a one-year period is considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark. In addition, the investment performance of any Investment Fund held by the firm on behalf of any clients as a result of such individual's identification and recommendation of such fund is taken into account. The amount of total assets in all accounts for which the Committee has day-to-day responsibility is also considered.

              (II) THE PROFITABILITY OF THE SUB-INVESTMENT ADVISER: The profitability of all operations the Sub-Investment Adviser's parent company is also considered in determining bonus awards.

              (III) NON-INVESTMENT    PERFORMANCE:    The    more     intangible
                    contributions of an investment professional to the Sub-Investment Adviser's business, including the investment professional's achievement of previously prescribed goals and objectives, support of sales activities, new fund/strategy idea generation, professional growth and development, and management responsibility, where applicable, are evaluated in determining the amount of any bonus award.

         3. STOCK OPTIONS. As noted above, Mr. Gimbel receives options to purchase restricted interests of Optima Group Holdings LLC, the parent company of the Sub-Investment Adviser. Such options permit the investment professional to purchase a set amount of interests at the strike price on the date of grant. The strike price is calculated in accordance with a formula tied to the value of the parent company. The option can be exercised for a set period (normally a number of years) and the investment professional would be eligible to exercise the option if the firm was sold prior to the expiration date.

(A)(4)(A)  FUND OWNERSHIP BY PORTFOLIO MANAGERS:

         The following table indicates as of May 30, 2008 the value, within the indicated range, of shares beneficially owned by the Adviser's Investment Committee in the Registrant. For purposes of this table, the following letters indicates the range indicated below:

         A - $0
         B - $1 - $10,000
         C - $10,001 - $50,000
         D - $50,001 - $100,000
         E - $100,001 - $500,000
         F - $500,001 - $1,000,000
         G - More than $1 million

         ------------------------------------- ----------------- ---------------------------------- -----------------
           ADVISER'S PORTFOLIO MANAGER NAME       OWNERSHIP          SUB-INVESTMENT ADVISER'S          OWNERSHIP
                                                                      PORTFOLIO MANAGER NAME
         ------------------------------------- ----------------- ---------------------------------- -----------------
         David M. Breitwieser                         A          Dixon Boardman                            A

         ------------------------------------- ----------------- ---------------------------------- -----------------
         Jessica Drislane                             A          Thomas Gimbel                             A

         ------------------------------------- ----------------- ---------------------------------- -----------------
         Joseph A. Fernandez                          A          Geoffrey Lewis                            A

         ------------------------------------- ----------------- ---------------------------------- -----------------
         Robin J. Kalota                              A          Fabio Savoldelli                          A

         ------------------------------------- ----------------- ---------------------------------- -----------------
         Ridgway H. Powell                            C          Johnny Yee                                A

         ------------------------------------- ----------------- ---------------------------------- -----------------
         Steven H. Reiff                              A           Robert Phillips                          A

         ------------------------------------- ----------------- ---------------------------------- -----------------
         Christopher E. Sheldon                       A

         ------------------------------------- ----------------- ---------------------------------- -----------------

(A)(4)(B) Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item 10 of Form N-CSR.

ITEM 11. CONTROLS AND PROCEDURES.

         (a) The Registrant's Principal Executive Officer and Principal Financial Officer concluded that the Registrant's disclosure controls and procedures are effective based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date" as defined in Rule 30a-3(c) under the Investment Company Act of 1940).

         (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 that occurred during the Registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

         (a)(1) Code of Ethics required by Item 2 is attached hereto as an exhibit.

         (a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as Exhibit 99CERT.302

         (b) Certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 and pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as
                  Exhibit 99CERT.906.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                    Mellon Optima L/S Strategy Fund, LLC


By (Signature and Title):       /s/ Denise B. Kneeland
                                -------------------------------------------
                                Denise B. Kneeland, Secretary and
                                Assistant Vice President

              Date: June 9, 2008



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities, and on the dates indicated.


By (Signature and Title):       /s/ J. David Officer
                                -------------------------------------------
                                J. David Officer, President and
                                Chief Executive Officer

              Date: June 9, 2008



By (Signature and Title):       /s/ Steven M. Anderson
                                -------------------------------------------
                                Steven M. Anderson, Vice President and Treasurer

              Date: June 9, 2008